ManpowerGroup Third Quarter Results October 17, 2024 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, trends in labor demand and the future strengthening of such demand, financial outlook, the impact of the Company’s restructuring activities, demand for specific skills within key industries, the impact of AI, digital transformation and the global green energy transition on labor markets, the outlook for our business in the regions in which we operate as well as key countries within those regions, the expected closing of the sale of the South Korea business, the Company’s strategic and technology initiatives and investments, including transformation programs and data strategies, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com

Excludes the impact of restructuring costs of $37.6M ($33.9M net of tax), a discrete tax item of $5.1M, and a non-cash currency translation charge of $0.1M related to hyper-inflationary Argentina. Prior year period excludes the impact of restructuring costs. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $71M, and operating profit margin was 1.6%. As adjusted, operating profit was $108M, and operating profit margin was 2.4%. As Reported As Adjusted Q3 Financial Highlights -3% -2% CC -3% -2% CC Revenue $4.5B -30 bps -30 bps Gross Margin 17.3% 1% 3% CC 0% 2% CC EBITA $79M ($117M as adjusted) 0 bps 10 bps EBITA Margin 1.7% (2.6% as adjusted) -22% -23% CC -7% -8% CC EPS $0.47 ($1.29 as adjusted) (2) (2) Consolidated Financial Highlights ManpowerGroup 2024 Third Quarter Results (1)

EPS Bridge – Q3 vs. Guidance Midpoint ManpowerGroup 2024 Third Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2024 Third Quarter Results

Business Line Revenue Q3 2024[1]



10%
5%
0%
-5%
-10%
-2%
0%
-10%
-10%
7%
7%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2023 reported %
vs. 2023 organic CC %

Manpower posted a flat organic CC revenue result, a slight improvement from the Q2 trend.

Experis organic CC revenue trend decreased further from the Q2 trend driven by the non recurrence of Healthcare IT go-live projects.

Talent Solutions experienced improved sequential trends across all offerings. RPO had an improved revenue rate of decline from the Q2 trend. MSP and Right Management both reported solid revenue growth.

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | Third Quarter 2024 Results

October 2024 | 5

Consolidated Gross Margin Change ManpowerGroup 2024 Third Quarter Results

Trend Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q3 2024(1) ManpowerGroup 2024 Third Quarter Results

(15.7% CC) (16.1% CC) SG&A Expense Bridge – Q3 YoY (in millions of USD) ManpowerGroup 2024 Third Quarter Results (14.8% CC)

As Reported As Adjusted Q3 Financial Highlights -5% 2% CC -5% 2% CC Revenue $1.1B -5% -3% CC -7% -1% CC OUP $36M ($41M as adjusted) 0 bps 10 bps OUP Margin 3.4% (3.9% as adjusted) Americas Segment (23% of Revenue) ManpowerGroup 2024 Third Quarter Results (1) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $4.9M. Prior year period includes restructuring costs.

% of Segment Revenue Average Daily Revenue Trend - CC Americas – Q3 Revenue Trend YoY ManpowerGroup 2024 Third Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q3 Financial Highlights -1% -1% CC -1% -1% CC Revenue $2.1B -10% -11% CC -8% -9% CC OUP $76M ($81M as adjusted) 40 bps 30 bps OUP Margin 3.6% (3.9% as adjusted) Southern Europe Segment (46% of Revenue) ManpowerGroup 2024 Third Quarter Results (1) Current period excludes the impact of restructuring costs of $4.9M. Prior year period includes restructuring costs.

Southern Europe – Q3 Revenue Trend YoY ManpowerGroup 2024 Third Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q3 Financial Highlights -9% -11% CC -9% -11% CC Revenue $828M NM NM NM NM OUP -$26M ($0M as adjusted) 30 bps 40 bps OUP Margin -3.1% (0.0% as adjusted) Northern Europe Segment (19% of Revenue) ManpowerGroup 2024 Third Quarter Results (1) Current period excludes the impact of restructuring costs of $25.6M. Prior year period variances exclude restructuring costs. Variances are not meaningful. (2) (2) (2) (2)

% of Segment Revenue Average Daily Revenue Trend - CC Northern Europe – Q3 Revenue Trend YoY ManpowerGroup 2024 Third Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q3 Financial Highlights 0% 2% CC 3% OCC 0% 2% CC 3% OCC Revenue $563M -6% -2% CC 0% OCC 1% 4% CC 5% OCC OUP $23M ($25M as adjusted) 20 bps 10 bps OUP Margin 4.1% (4.5% as adjusted) APME Segment (12% of Revenue) ManpowerGroup 2024 Third Quarter Results Current period excludes the impact of restructuring costs of $2.2M. Prior year period includes restructuring costs. (1)

% of Segment Revenue Average Daily Revenue Trend - CC APME – Q3 Revenue Trend YoY ManpowerGroup 2024 Third Quarter Results Revenue Trend - CC Revenue Trend

Cash Flow Summary ManpowerGroup 2024 Third Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2024 Third Quarter Results

ManpowerGroup 2024 Third Quarter Results Fourth Quarter 2024 Outlook Revenue Total Down 1-5% (Down 1-5% CC) (Flat / Down 4% OCC) Americas Down 1-5% (Up 2-6% CC) Southern Europe Up 1% / Down 3% (Down 1-5% OCC) Northern Europe Down 7-11% (Down 10-14% CC) APME Flat / Down 4% (Down 3-7% CC) (Up 4-8% OCC) Gross Profit Margin 17.2 – 17.4% EBITA(1) Margin 2.1 – 2.3% Operating Profit Margin 1.9 – 2.1% Tax Rate 37.5% EPS $0.98 – $1.08 (unfavorable $0.01 currency) Estimates are assuming FX rates of 1.100 for Euro, 1.31 for GBP, 0.0070 for JPY and 0.0010 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment.

Continuation of a challenging environment in Europe and North America as employers remain cautious, while APME and Latin America continued to see good demand. Gross profit margin reflects solid staffing margin trends while permanent recruitment was stable at lower levels. Everest Group recognizes Global Leader status for Talent Solutions in Contingent Workforce Management, Experis in IT Talent and Strategic Solutions and Manpower U.K. SG&A reductions reflect adjustments to address extended market conditions. Key Take Aways ManpowerGroup 2024 Third Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q3 2024 ManpowerGroup 2024 Third Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 556 - Euro Notes - €400M 3.514% Jun 2027 443 - Revolving Credit Agreement 5.971% May 2027 - 600 Uncommitted lines and Other Various Various 26 336 Total Debt 1,025 936 (3) (1)(2) (4) (2) Debt and Credit Facilities – September 30, 2024 (in millions of USD) ManpowerGroup 2024 Third Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 2.48 to 1 and a fixed charge coverage ratio of 3.21 to 1 as of September 30, 2024. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of September 30, 2024, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of September 30, 2024 was $362.1M and subsidiary facilities accounted for $312.1M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.